EXHIBIT I

BILL OF SALE AND ASSIGNMENT OF RIGHT OF WAYS

THIS BILL OF SALE AND ASSIGNMENT OF RIGHT OF WAYS (this "Agreement") is made effective as of December [__], 2012, by and between Gateway Pipeline USA Corporation, a Delaware corporation, having an office at 1415 Louisiana, Suite 4100, Houston, Texas 77002 ("Grantor”), and  GEC Holding, LLC, a Delaware limited liability corporation (the "Grantee").

RECITALS

WHEREAS, this Agreement is being executed and delivered pursuant to the terms of that certain Asset Sales Agreement, dated as of December 12, 2012 (the "Purchase Agreement"), between Grantor and Grantee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement; and

WHEREAS, Grantor desires to assign, transfer and convey to Grantee all of the right, title and interest of Grantor in and to the Facilities and Surface Contracts (each as defined below).

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee agree as follows:

1.         Grant.  That Grantor, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, has GRANTED, BARGAINED, SOLD AND CONVEYED and by these presents does GRANT, BARGAIN, SELL and CONVEY unto Grantee, and its successors and assigns, all of Grantor's right, title and interest in and to the following:

(a)        the natural gas transmission pipeline facilities located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas and Pettis County, Missouri described more fully on Attachment A attached hereto and made a part hereof (collectively, the "Facilities"); and

(b)        the easements, permits, licenses, servitudes and rights-of-way on which the Facilities are located, as described on  Attachment B attached hereto and made a part hereof ("Surface Contracts"), but excluding any such easements, permits, licenses, servitudes or rights-of-way to the extent transfer is restricted by third party agreement or applicable law and necessary consents to transfer are not obtained;

TO HAVE AND TO HOLD the Facilities and Surface Contracts unto said Grantee, its successors and assigns, forever, and Grantor, does by these presents bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND, all and singular, the Facilities and Surface Contracts unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.  Grantee hereby assumes and agrees to pay, perform or discharge, in accordance with their terms, all of the prospective obligations and covenants of Grantor that arise under the Surface Contracts from and after the Effective Time.  Grantor hereby assigns to Grantee all rights, claims, and causes of action on title warranties given or made by Grantor's predecessors (other than affiliates of Grantor), and Grantee is specifically subrogated to all rights which Grantor may have against its predecessors (other than affiliates of Grantor), to the extent that Grantor may legally transfer such rights and grant such subrogation.

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2.         Further Assurances.     From and after the date hereof, Grantor and Grantee shall, without further consideration, execute, deliver and (if applicable) file or record, or cause to be executed, delivered and filed or recorded, all instruments, and take such actions, as may be reasonably required of Grantor or Grantee to accomplish the conveyance and transfer of the Facilities and Surface Contracts and otherwise consummate the transactions contemplated by this Agreement and the Purchase Agreement.

3.         Subordination.  The parties hereto hereby acknowledge and agree that their execution of this Agreement shall not modify the rights and obligations of the parties to the Purchase Agreement.  This Agreement is subject and subordinate to all of the terms and provisions of the Purchase Agreement.

4.         Disclaimers.  Other than as expressly set forth in the Purchase Agreement, Grantee accepts the Facilities "AS IS" and "WHERE IS" and acknowledges that GRANTOR HAS MADE NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO THE PHYSICAL CONDITION OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, REPRESENTATIONS OR WARRANTIES REGARDING MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE.  GRANTEE EXPRESSLY WAIVES THE PROVISIONS OF CHAPTER XVIII, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63 INCLUSIVE (OTHER THAN SECTION 17.555 WHICH, IF APPLICABLE, IS NOT WAIVED) OF VERNON’S TEXAS CODES ANNOTATED, BUSINESS AND COMMERCE CODE.  ANY AND ALL INFORMATION AND OTHER MATERIALS FURNISHED BY GRANTOR ARE PROVIDED TO GRANTEE AS A CONVENIENCE AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT GRANTEE’S SOLE RISK.

5.         Effective Time.  This Agreement is effective for all purposes as of 11:59 pm Central Time on the date first above written.

6.         Successors and Assigns. All of the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

7.         Headings.  The headings in this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

8.         Miscellaneous.  This Agreement shall be governed and construed in accordance with the substantive laws of the State of Texas without reference to principles of conflicts of law.  This Agreement may be executed in any number of original counterparts, all of which constitute one and the same instrument.  This Agreement together with the Purchase Agreement contains the entire understanding and agreement of Grantor and Grantee with respect to the subject matter hereof.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

GEC HOLDING, LLC

By:

Name:

Title:

GATEWAY PIPELINE USA CORPORATION

By:

Name:

Title:

STATE OF TEXAS                  §

                                                §

COUNTY OF HARRIS            §

This instrument was acknowledged before me on the ______ day of __________2012, by Fredrick Pevow, as the President of GEC Holding, LLC, on behalf of said entity.

                                                                                                ___________________________

Notary Public's Signature

My commission expires: ________

STATE OF TEXAS                  §

                                                §

COUNTY OF HARRIS            §

This instrument was acknowledged before me on the ______ day of __________2012, by [__________], as the [__________] of Gateway Pipeline USA Corporation, a Delaware corporation, on behalf of said Corporation.

                                                                                                ___________________________

Notary Public's Signature

My commission expires: ________

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ATTACHMENT A

TO BILL OF SALE AND ASSIGNMENT OF RIGHT OF WAYS

DESCRIPTION OF FACILITIES

Lateral Name

County, State

Lateral Dimensions

Interest Owned

Seguin System	Guadalupe, Texas	1.2 miles 2.375" OD x 0.154" WT, steel	100%
Center System	Shelby, Texas	2.4 miles 3.5" OD x 0.156" WT, steel	100%
Sedalia System	Pettis, Missouri	1.0 miles 3.5" OD x 0.156" WT, steel	100%
Texarkana System	Miller, Arkansas	5.0 miles 3.5" OD x 0.188" WT, steel	100%

ASSTS LISTED BELOW

Seguin System:

4   Fisher Regulators

1   Bypass Odorizer

2   2” turbine meters with Electronic Measurement

2   3” Pressure Relief Valves

Center System:

4 Fisher Regulators

1   2’ turbine meters with Electronic Measurement

1   3” turbine meter with analog display

1   Bypass Odorizer

1   3” Pressure relief Valve

Sedalia System:

1   6” turbine meter with analog display

2  Fisher Regulators

1   non working 6” turbine meter with analog display

Texarkana System:

1     Natural Gas line heater

6    Fisher Regulators

1   2” Senior Meter Tube with Electronic Flow Measurement

2   3” Pressure Relief Valves

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ATTACHMENT B

TO BILL OF SALE AND ASSIGNMENT OF RIGHT OF WAYS

EASEMENTS AND PERMITS

Seguin System - Guadalupe County, Texas

Grantor	Instrument	Date	Volume/Page
City of Seguin	Gas Franchise	4/7/1998	NA
Texas Dept of Transportation	Line within hwy row	10/10/1997	NA

Center System - Shelby County, Texas

Grantor	Instrument	Date	Volume/Page
Texas Dept of Transportation	Line within hwy row	6/15/1998	NA
James Kenneth Carroll	Right of way Grant	6/23/1998	Book 852, Page 319
Margaret Anne Carroll	Right of way Grant	6/23/1998	Book 852, Page 321
Louise Hicks Carroll	Right of way Grant	6/23/1998	Book 852, Page 323
Mary Constance Carroll Landry	Right of way Grant	6/24/1998	Book 852, Page 325
Robert David Carroll	Right of way Grant	6/25/1998	Book 852, Page 327
Joycelyn Carrol Vineyard	Right of way Grant	6/25/1998	Book 852, Page 329
Doris Carrol Miller	Right of way Grant	6/23/1998	Book 852, Page 331
Marcell Carrol Bartle	Right of way Grant	6/23/1998	Book 852, Page 333
T. G. Carrol	Right of way Grant	6/24/1998	Book 852, Page 335
Thomas Finley Carrol	Right of way Grant	6/19/1998	Book 852, Page 337
Wayne & Carroll Mays	Right of way Grant	5/15/1998	Book 852, Page 339
Homa Askew	Right of way Grant	6/03/1998	Book 852, Page 344
Mike Middleton	Right of way Grant	6/06/1998	Book 852, Page 343
Pilgrims Pride Corporation	Right of way Grant	5/12/1998	Book 852, Page 342
First Baptist Church	Right of way Grant	5/20/1998	Book 852, Page 341
Martha Lou Carroll	Right of way Grant	7/23/1998	Book 852, Page 317
Shelby County	Road Crossing		NA

Sedalia System - Pettis County, Missouri

Grantor	Instrument	Date	Volume/Page
Union Pacific Railroad Company	Railroad crossing	2/28/1998	NA
Pettis County Utility Permit	County road crossing	3/02/1998	NA
Tyson Foods, Inc.	Right of way Grant	3/28/2001	Book 221, Page 524

Texarkana System - Miller County, Arkansas

Grantor	Instrument	Date	Volume/Page
International Paper Company	Right of Way Grant	6/10/1997	Book 58, Page 247
Tyson Foods, Inc.	Right of Way Grant	2/19/1997	NA
Tyson Foods, Inc.	Right of Way Grant	3/28/2001	Book 70, Page 80

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